UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2006
Clearant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50309	912190195

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Santa Monica Blvd., Suite 650, Los Angeles, California		90025

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(310) 479-4570
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 16, 2006, Clearant, Inc. issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 16, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearant, Inc.
March 16, 2006	By:	/s/ Jon Garfield
		Name:	Jon Garfield
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 16, 2006